U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21786

ING Global Advantage and Premium Opportunity Fund

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Road, Suite 100 Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	February 29
Date of reporting period:	February 29, 2012

EXPLANATORY NOTE

The Registrant is filing this amendment (the “Amendment”) to its Certified Shareholder Report on Form N-CSR filed with the U.S. Securities and Exchange Commission on May 3, 2012 (the “Report”), to include a signature within the Report of Independent Registered Public Accounting Firm in response to Item 6.

Except as otherwise noted above, the Report was accurate, timely distributed to shareholders, as applicable, and contained all information required per Form N-CSR.

Items 1 through 5, the Schedule of Investments in response to Item 6, and Items 7 through 12 of this Amendment to the Registrant’s Form N-CSR are incorporated herein by reference to the Form N-CSR filed on EDGAR on May 3, 2012 (Accession Number 0001193125-12-207638).

Item 6.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

ING Global Advantage and Premium Opportunity Fund

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of assets and liabilities, including the summary portfolio of investments, of ING Global Advantage and Premium Opportunity Fund as of February 29, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended and have issued our unqualified report thereon dated April 26, 2012 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). In connection with our audits of the aforementioned financial statements and financial highlights, we also audited the related portfolio of investments included in Item 6 of this Form N-CSR. The portfolio of investments is the responsibility of management. Our responsibility is to express an opinion on the portfolio of investments based on our audits.

In our opinion, the portfolio of investments, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

April 26, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Global Advantage and Premium Opportunity Fund

By	/s/ Shaun P. Mathews
President and Chief Executive Officer

Date: September 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
President and Chief Executive Officer

Date: September 24, 2013

By	/s/ Todd Modic
Senior Vice President and Chief Financial Officer

Date: September 24, 2013